UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2008

                     CHINA HOUSING & LAND DEVELOPMENT, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                   000-51429                 20-1334845
             ------                   ---------                 ----------
 State or Other Jurisdiction of       Commission          I.R.S. Identification
          Incorporation              File Number                   Number


                         6 Youyi Dong Lu, Han Yuan 4 Lou
                             Xi'An, Shaanxi Province
                                  China 710054
                                  ------------
               (Address of principal executive offices) (zip code)

                                 86-029-82582632
                                 ---------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
          Standard; Transfer of Listing.

On October 27, 2008, the Company received a notification letter (the "Letter") from the Nasdaq Stock Market ("NASDAQ"), notifying the Company that due to the resignation of Mr. Edward Meng from its Board of Directors on October 10, 2008, the Company no longer complies with Nasdaq's independent director and audit committee composition requirements as set forth in Marketplace Rule 4350 (the "Rule"). However, consistent with Marketplace Rules 4350(c)(1) and 4350(d)(4), Nasdaq will provide the Company a cure period in order to regain compliance as follows:

o Until the earlier of the Company's next annual shareholders' meeting or October 10, 2009; or

o If the next annual shareholders' meeting is held before April 8, 2009, then the Company must evidence compliance no later than April 8, 2009.

The Company must submit to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the rules no later than this date. In the event the Company does not regain compliance by this date, Nasdaq rules require Staff to provide written notification to the Company that its securities will be delisted. At that time, the Company may appeal the delisting determination to a Listing Qualifications Panel. The Company must submit to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the rules no later than this date. In the event the Company does not regain compliance by this date, Nasdaq rules require Staff to provide written notification to the Company that its securities will be delisted. At that time, the Company may appeal the delisting determination to a Listing Qualifications Panel.

The Company has already commenced a process to fill the vacant board position and is considering candidates who will qualify to serve on the Audit Committee. The Company will take all the necessary actions to regain compliance with the NASDAQ continued listing standards in short period.

The full text of the Company's notification from The NASDAQ Stock Market is filed with this report as Exhibit 99.1 and is incorporated by reference herein.



Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

99.1   --   Letter to the Company from The NASDAQ Stock Market, dated
            October 27, 2008.

99.2   --   Press Release, dated October 30, 2008, announcing receipt of
            NASDAQ letter.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2008

                     CHINA HOUSING & LAND DEVELOPMENT, INC.


                                       By:  /s/ Pingji Lu
                                       -------------------------------
                                       Name:   Pingji Lu
                                       Title:  Chief Executive Officer






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